J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Multi Cap Fund

JPMorgan Small Cap Core Fund

JPMorgan U.S. Small Company Fund

(All Share Classes)

(a series of JPMorgan Trust I)

J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Mid Cap Fund

JPMorgan Small Cap Value Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated March 6, 2012

to the Prospectuses dated November 1, 2011, as supplemented

Effective April 1, 2012, the portfolio manager information for the funds listed above (the “Funds”) will be changing as described below. Accordingly, at that time, the portfolio manager information for the Intrepid Mid Cap Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” will be deleted in its entirety and replaced by the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title
Dennis Ruhl	2008	Managing Director
Phillip Hart	2011	Executive Director

The portfolio manager information for the Intrepid Multi Cap Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” will be deleted in its entirety and replaced by the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Dennis Ruhl	2012	Managing Director
Jason Alonzo	2005	Executive Director

The portfolio information for the Small Cap Core Fund and the U.S. Small Company Fund in the section titled “Management” in the Funds’ “Risk/Return Summary” will be deleted in its entirety and replaced by the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title
Dennis Ruhl	2004	Managing Director
Phillip Hart	2010	Executive Director

SUP-MCSC-PM-312

Lastly, the portfolio manager information for the Small Cap Value Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” will be deleted in its entirety and replaced by the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title
Dennis Ruhl	2005	Managing Director
Phillip Hart	2010	Executive Director

In addition, the paragraphs for the Funds in the section titled “The Funds’ Management and Administration — The Portfolio Managers” will be deleted in their entirety and replaced by the following:

Intrepid Mid Cap Fund

Intrepid Multi Cap Fund

JPMorgan Chase began managing behavioral finance strategies in 1993 and now employs over 50 investment professionals worldwide who are dedicated to the strategy, including a large team allocated to the U.S. marketplace. There are common principles and processes employed across many of the strategies and the collective knowledge is an asset to all of our behavioral finance products.

For the Intrepid Mid Cap Fund, the portfolio managers are Dennis S. Ruhl and Phillip D. Hart. Mr. Ruhl, Managing Director of JPMIM and a CFA charterholder, has worked as a portfolio manager for JPMIM or its affiliates since 2001 and has been employed with the firm since 1999. Mr. Hart, Executive Director of JPMIM and a CFA charterholder, has worked as a portfolio manager for the U.S. Behavioral Finance Small Cap Equity Group at JPMIM since 2009 and has been employed by the firm since 2003. Prior to becoming a portfolio manager, he was a qualitative research analyst within this group.

For the Intrepid Multi Cap Fund, the portfolio managers are Dennis S. Ruhl and Jason Alonzo. Mr. Alonzo, Executive Director of JPMIM, has been with JPMIM or its affiliates (or one of their predecessors) since 2000. Prior to joining the portfolio management team in 2003, he served as an investment assistant in the U.S. Equity Group. Information about Mr. Ruhl is discussed above.

Small Cap Core Fund

Small Cap Value Fund

U.S. Small Company Fund

The portfolio managers are Dennis S. Ruhl and Phillip D. Hart. Information about Mr. Ruhl and Mr. Hart is discussed earlier in this section.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE